UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2023

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2022, as amended by a Current Report on Form 8-K/A filed with the SEC on October 11, 2022, Targa Resources Corp., a Delaware corporation (the “Company”) completed the acquisition (the “Lucid Acquisition”) of all of the issued and outstanding interests of Lucid Energy Delaware, LLC, a Delaware limited liability company (“Lucid”), on July 29, 2022. This Current Report on Form 8-K is being filed to provide the unaudited condensed consolidated financial statements of Lucid Energy Group II LLC, a Delaware limited liability company (“Lucid Parent”), as of and for the six months ended June 30, 2022 and the unaudited pro forma combined financial statement of the Company for the year ended December 31, 2022 (the “pro forma financial statement”) so that such financial statements are available to be incorporated into any future registration statements (or amendments thereto). A pro forma balance sheet is not presented for the year ended December 31, 2022, as Targa’s most recent balance sheet already reflects the consummated transaction. This Current Report on Form 8-K should be read in connection with the Company’s August 1 and October 11, 2022 filings referenced above, which together provide a more complete description of the Lucid Acquisition.

The pro forma financial statement is based on the historical financial statements of Lucid Parent because substantially all of its operating assets and liabilities are those of Lucid. The elimination of specified assets and liabilities not acquired or assumed by the Company is depicted in the pro forma financial statement presenting the effects of the Lucid Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Unaudited Condensed Consolidated Financial Statements of Lucid Parent as of and for the six months ended June 30, 2022 (unaudited), including the notes thereto, are filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statement of the Company for the year ended December 31, 2022, including the notes thereto, are filed herewith as Exhibit 99.2.

(d) Exhibits

99.1	Unaudited Condensed Consolidated Financial Statements of Lucid Energy Group II LLC as of and for the six months ended June 30, 2022 (unaudited), including the notes thereto.

99.2	Unaudited pro forma combined financial statement of the Company for the year ended December 31, 2022, including the notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: March 31, 2023	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer